Interim Condensed Consolidated Statements of Operations (Unaudited) - USD ($)	6 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Net revenues
Operating expenses:
Product research and development	277,364	301,617
Legal and accounting	186,811	258,831
Consulting	95,204	120,479
Filing fees	15,022	27,372
Bad debts		520
Other	24,981	29,272
Total operating expenses	599,382	738,091
Operating loss	(599,382)	(738,091)
Loss before provision for income taxes	(599,382)	(738,091)
Provision (benefit) for income taxes
Net loss	(599,382)	(738,091)
Other Comprehensive Income (Loss):
Currency Translation Adjustment	2,074	(587)
Comprehensive loss	$ (597,308)	$ (738,678)
Weighted average shares outstanding:
Basic (in Shares)	13,875,000	13,478,533
Diluted (in Shares)	13,875,000	13,478,533
Weighted average net loss per share:
Basic (in Dollars per share)	$ (0.04)	$ (0.05)
Diluted (in Dollars per share)	$ (0.04)	$ (0.05)
Capital Shares
Weighted average shares outstanding:
Basic (in Shares)
Diluted (in Shares)